                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 8, 2007

                            GLOBALOPTIONS GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                     333-117495                     73-1703260
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  (State or other           (Commission File Number)            (IRS Employer
  jurisdiction of                                            Identification No.)
   incorporation)

       75 Rockefeller Plaza, 27th Floor
              New York, New York                                   10019
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    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

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          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On June 8, 2007, holders of a majority in interest of the Series B
Preferred Stock (the "Majority Series B Holders") of GlobalOptions Group, Inc.,
a Delaware corporation (the "Company") waived for up to 120 days certain provisions contained in the Company's Investor Rights Agreement (the "Investor
Rights Agreement") dated as of June 28, 2006, as amended (the "Waiver"). The provisions waived included any and all rights and remedies under the Investor
Rights Agreement with respect to the Company's obligation to keep the registration statement (the "Registration Statement") covering the resale of shares of the Company's Common Stock underlying the Company's Series B Preferred
Stock and warrants issued in connection therewith, continuously effective under the Securities Act of 1933, as amended and any obligations of the Company as a result of the Registration Statement not being effective. The Majority Series B
Holders also acknowledged that, pursuant to the Waiver, the Company may withdraw the Registration Statement.

            The foregoing description of the Waiver is not complete and is qualified in its entirety by reference to the full text of the Waiver, a copy of which is filed herewith and is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS

            On June 10, 2007, the Company withdrew the Registration Statement and a registration statement covering the resale of shares of the Company's
Common Stock underlying the Company's Series A Preferred Stock and warrants issued in connection therewith.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.
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      The exhibits listed in the following Exhibit Index are filed as part of this Report.

      Exhibit No.              Description
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      10.1          Waiver to Investor Rights Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2007                       GLOBALOPTIONS GROUP, INC.

                                          By: /s/ Harvey W. Schiller, Ph.D.
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                                              Harvey W. Schiller, Ph.D.
                                              Chairman and Chief Executive Officer